Q4 2018 SUPPLEMENTAL INFORMATION MARCH 6, 2019

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; our ability to place solar assets into service as planned; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission on March 7, 2018. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes references to adjusted EBITDA, adjusted cash from operations, non-GAAP net income and non-GAAP earnings per share, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non- GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.” ©2018 Ameresco, Inc. All rights reserved. 2

Q4 2018 HIGHLIGHTS $28.2M $11.6M +34% $217M 22.6% Adj. EBITDA Net Income Q4 EBITDA driven by EBITDA growth Gross Margin stronger project mix GAAP Net Income EBITDA up 34% y/y Gross Margin up and higher recurring down 51% y/y due to Revenue 300bps y/y revenues one-time favorable Q4 Revenue driven by an income tax impact of increase in O&M and Energy $14M in Q4 2017 Assets ©2018 Ameresco, Inc. All rights reserved. 3

FY 2018 HIGHLIGHTS $91.0M $38.0M +44% $787M 22.1% Adj. EBITDA Net Income EBITDA driven by EBITDA growth Gross Margin stronger project mix GAAP Net Income EBITDA up 44% y/y Gross Margin up and higher recurring higher by 1% y/y due Revenue 200bps y/y revenues to one-time favorable 2018 Revenue driven by an income tax impact of increase in Projects and $14M in 2017 Energy Assets ©2018 Ameresco, Inc. All rights reserved. 4

AMERESCO

SOURCES OF REVENUE Q4 2018

$152.7M

Projects

Energy efficiency and renewable energy projects

$43.1M

Recurring

Energy & incentive revenue from owned solar and renewable gas assets; plus recurring O&M from projects

$21.6M

Other

Services, software and integrated PV

©2018 Ameresco, Inc. All rights reserved.
5

60% OF PROFIT CAME FROM RECURRING LINES OF BUSINESS FY 2018 RECURRING Other 21% O&M 7% Assets 12% 12% Projects $91M 33% Projects $787M ` O&M Adjusted 69% Revenue 9% EBITDA* Other 10% Assets 48% 60% * Adjusted EBITDA percentage amounts exclude unallocated corporate expenses. ©2018 Ameresco, Inc. All rights reserved. 6

ENERGY ASSET PORTFOLIO – 12/31/2018 RNG 23% Renewable In Energy Assets Gas 59% Development/ 229 MWe Construction 178 MWe Solar 74% Solar 41% Other 3% 229 MWe of Energy Assets. Renewable Gas 178 MWe in development & construction. is 135 MWe, Solar is 94 MW* Renewable Gas is 41 MWe, Solar is 131 MW, Other is 6 MW* * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 7

ENERGY ASSET BALANCE SHEET – 12/31/2018 Energy Debt: Energy Assets Operating Total Debt Operating $150M $460M $383M $254M Energy Debt: Construction $61M Development/ Construction Corporate Debt $77M $43M $77M out of the $460M energy assets on $211M out of the $254M of total debt on our our balance sheet are still in development or balance sheet is debt associated with our construction. energy assets. $209M of the energy debt is non-recourse to Ameresco, Inc. * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 8

AMERESCO

AMERESCO HAS STRONG MULTI-YEAR VISIBILITY

$1.2B — Awarded Project Backlog: ~6-18 months to Contract

$727M — Contracted Project Backlog: ~12-36 months of Revenue

$900M* — Operating Energy Assets: 13 year weighted average PPA remaining

*Estimated contracted revenue and incentives during PPA period

$934M — O&M Backlog: 15 year weighted average lifetime

©2018 Ameresco, Inc. All rights reserved.
9

SUSTAINABLE AND PROFITABLE BUSINESS MODEL EXPANDING EARNINGS AT A FASTER RATE THAN REVENUE BY GROWING HIGHER MARGIN RECURRING LINES OF BUSINESS Revenue ($M) Adjusted EBITDA ($M) $865 $787 $717 $98 $631 $651 $91 $593 $63 $56 $41 $46 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Guidance Guidance Mid Point Mid Point FY 2019 guidance providedGuidance 3/6/2019. reaffirmed August 9, 2017 ©2018 Ameresco, Inc. All rights reserved. 10

APPENDIX

ENERGY ASSET METRICS Energy Asset Metrics (in thousands, except megawatt equivalents "MWe") As of December 31, 2018 2017 MWe $ MWe $ Energy Assets: In Operations 229.0 382,951 190.8 287,936 In Development/Construction 178.0 76,999 78.0 68,507 Total Energy Assets 407.0 $459,950 268.8 $356,443 Three Months Ended December 31, Twelve Months Ended December 31, 2018 2017 2018 2017 Energy Assets Performance: Revenues $25,986 $17,440 $95,776 $69,241 Adjusted EBITDA $17,003 $13,014 $60,436 $42,705 As of December 31, 2018 2017 Energy Assets Debt Financing: In Operations 149,865 136,991 In Development/Construction 61,263 15,046 Total Debt Financing $211,128 $152,037 ©2018 Ameresco, Inc. All rights reserved. 12

GAAP TO NON-GAAP RECONCILIATION   Three Months Ended December 31, Twelve Months Ended December 31,   2018 2017 2018 2017   (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA:     Net income attributable to common shareholders $11,593 $23,811 $37,984 $37,491 Impact of redeemable non-controlling interests (923) (3,310) (407) (3,983) Plus: Income tax provision 2,934 (9,087) 4,813 (4,791) Plus: Other expenses, net 5,955 2,639 16,709 7,871 Plus: Depreciation and amortization of intangible assets 8,486 6,658 30,529 25,493 Plus: Stock-based compensation 121 317 1,258 1,293 Plus: Restructuring and other charges 80 50 146 (111) Adjusted EBITDA $28,246 $21,078 $91,032 $63,263 Adjusted EBITDA margin 13.0% 10.0% 11.6% 8.8% Non-GAAP net income and EPS: Net income attributable to common shareholders $11,593 $23,811 $37,984 $37,491 Impact of redeemable non-controlling interests (923) (3,310) (407) (3,983) Plus: Restructuring and other charges 80 50 146 (111) Plus: Income Tax effect of non-GAAP adjustments 198 1,534 70 1,578 Non-GAAP net income $10,948 $22,085 $37,793 $34,975 Earnings per share: Diluted net income per common share $0.24 $0.52 $0.81 $0.82 Effect of adjustments to net income (0.01) (0.04) - (0.06) Non-GAAP EPS $0.23 $0.48 $0.81 $0.76 Adjusted cash from operations: Cash flows from operating activities ($21,160) ($45,138) ($53,201) ($135,570) Plus: proceeds from Federal ESPC projects 44,667 42,673 158,237 165,013 Adjusted cash from operations $23,507 ($2,465) $105,036 $29,443 ©2018 Ameresco, Inc. All rights reserved. 13

PERFORMANCE BY SEGMENT Performance by Segment (in thousands): Three Months Ended Twelve Months Ended Adjusted Adjusted Revenues EBITDA Revenues EBITDA December 31, 2018 U.S. Regions $84,473 $9,742 $334,344 $32,304 U.S. Federal 77,932 10,480 246,309 40,061 Canada 10,516 1,010 38,982 1,458 Non-Solar DG 22,479 11,347 82,655 37,539 All Other 22,094 1,925 84,461 6,843 Unallocated corporate activity (123) (6,258) 387 (27,173) Total Consolidated $217,371 $28,246 $787,138 $91,032 December 31, 2017 U.S. Regions $98,241 $8,639 $290,196 $20,001 U.S. Federal 58,243 7,130 229,146 33,030 Canada 10,591 1,080 43,803 3,507 Non-Solar DG 25,516 9,052 79,220 27,455 All Other 18,601 1,122 74,932 4,893 Unallocated corporate activity (59) (5,946) (146) (25,623) Total Consolidated $211,133 $21,077 $717,152 $63,263 ©2018 Ameresco, Inc. All rights reserved. 14

SEGMENTS BY LINE OF BUSINESS – THREE MONTHS Segment Revenues by Line of Business for the Three Months Ended December 31 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2018 Project $72,565 $67,249 $8,112 $1,182 $3,576 $152,684 Energy Assets 5,598 646 300 19,194 248 25,986 O&M 5,417 9,773 3 1,875 17,069 Integrated-PV 10,165 10,165 Other Services 894 264 2,101 228 7,981 11,467 Total Revenues $84,473 $77,932 $10,516 $22,479 $21,971 $217,371 2017 Project $89,697 $47,702 $8,312 $10,444 $1,091 $157,245 Energy Assets 2,649 691 370 13,363 270 17,343 O&M 4,083 9,527 18 1,571 15,198 Integrated-PV 9,609 9,609 Other Services 1,812 324 1,892 139 7,571 11,739 Total Revenues $98,240 $58,244 $10,591 $25,516 $18,541 $211,133 ©2018 Ameresco, Inc. All rights reserved. 15

SEGMENTS BY LINE OF BUSINESS – TWELVE MONTHS Segment Revenues by Line of Business for the Twelve Months Ended December 31 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2018 Project $296,226 $202,286 $29,571 $4,550 $12,420 $545,054 Energy Assets 18,442 4,062 2,604 69,599 1,069 95,776 O&M 17,814 39,250 37 8,135 - 65,235 Integrated-PV - - - - 41,349 41,349 Other Services 1,862 711 6,770 371 30,009 39,724 Total Revenues $334,344 $246,309 $38,982 $82,655 $84,848 $787,138 2017 Project $257,220 $187,515 $34,436 $21,943 $5,436 $506,550 Energy Assets 11,522 3,378 2,686 50,540 1,115 69,241 O&M 16,923 37,341 34 6,276 - 60,574 Integrated-PV - - - - 38,796 38,796 Other Services 4,531 912 6,647 461 29,441 41,991 Total Revenues $290,196 $229,146 $43,803 $79,220 $74,787 $717,152 ©2018 Ameresco, Inc. All rights reserved. 16

Your Trusted Sustainability Partner ameresco.com